                                                                   EXHIBIT 17(a)


                     EVERY SHAREHOLDER'S VOTE IS IMPORTANT!
                 PLEASE SIGN, DATE AND RETURN YOUR PROXY TODAY!

PROXY CARD        PROXY SOLICITED BY THE BOARD OF TRUSTEES OF         PROXY CARD

                       AIM GLOBAL GOVERNMENT INCOME FUND

                     (a portfolio of AIM Investment Funds)

       PROXY FOR SPECIAL MEETING OF SHAREHOLDERS TO BE HELD MAY 31, 2000

The undersigned hereby appoints Robert H. Graham and Gary T. Crum, and each of them separately, proxies with the power of substitution to each, and hereby authorizes them to represent and to vote, as designated below, at the Special Meeting of Shareholders on May 31, 2000, at 3:00 p.m., Central time, and at any adjournment thereof, all of the shares of the fund which the undersigned would be entitled to vote if personally present. IF THIS PROXY IS SIGNED AND RETURNED WITH NO CHOICES INDICATED, THE SHARES WILL BE VOTED "FOR" THE APPROVAL OF THE PROPOSAL.

                                    CONTROL NUMBER:

                                    NOTE: PLEASE SIGN EXACTLY AS YOUR NAME
                                    APPEARS ON THIS PROXY CARD. All joint owners should sign. When signing as executor, administrator, attorney, trustee or guardian or as custodian for a minor, please give full title as such. If a corporation, please sign in full corporate name and indicate the signer's office. If a partner, sign in the partnership name.


                                    -------------------------------------------
                                    Signature


                                    -------------------------------------------
                                    Signature (if held jointly)


                                    --------------------------------------------
                                    Dated

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES. THE TRUSTEES RECOMMEND VOTING "FOR" THE PROPOSAL TO VOTE, FILL IN BOX COMPLETELY.
EXAMPLE: [X]



                                                                               FOR      AGAINST    ABSTAIN
1. To approve an Agreement and Plan of Reorganization among AIM Investment
   Funds, acting on behalf of AIM Global Government Income Fund,
   AIM International Funds, Inc. acting on behalf of AIM Global Income Fund
   and A I M Advisors, Inc.                                                      [ ]       [ ]        [ ]

2. IN THE DISCRETION OF SUCH PROXIES, UPON SUCH OTHER BUSINESS AS MAY
   PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.

                     EVERY SHAREHOLDER'S VOTE IS IMPORTANT!
                 PLEASE SIGN, DATE AND RETURN YOUR PROXY TODAY!

PROXY CARD        PROXY SOLICITED BY THE BOARD OF TRUSTEES OF         PROXY CARD

                        AIM GLOBAL GROWTH & INCOME FUND

                     (a portfolio of AIM Investment Funds)

       PROXY FOR SPECIAL MEETING OF SHAREHOLDERS TO BE HELD MAY 31, 2000

The undersigned hereby appoints Robert H. Graham and Gary T. Crum, and each of them separately, proxies with the power of substitution to each, and hereby authorizes them to represent and to vote, as designated below, at the Special Meeting of Shareholders on May 31, 2000, at 3:00 p.m., Central time, and at any adjournment thereof, all of the shares of the fund which the undersigned would be entitled to vote if personally present. IF THIS PROXY IS SIGNED AND RETURNED WITH NO CHOICES INDICATED, THE SHARES WILL BE VOTED "FOR" THE APPROVAL OF THE PROPOSAL.

                                    CONTROL NUMBER:

                                    NOTE: PLEASE SIGN EXACTLY AS YOUR NAME
                                    APPEARS ON THIS PROXY CARD. All joint owners should sign. When signing as executor, administrator, attorney, trustee or guardian or as custodian for a minor, please give full title as such. If a corporation, please sign in full corporate name and indicate the signer's office. If a partner, sign in the partnership name.


                                    -------------------------------------------
                                    Signature


                                    -------------------------------------------
                                    Signature (if held jointly)


                                    -------------------------------------------
                                    Dated

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES. THE TRUSTEES RECOMMEND VOTING "FOR" THE PROPOSAL TO VOTE, FILL IN BOX COMPLETELY.
EXAMPLE: [X]



                                                                               FOR      AGAINST    ABSTAIN
1. To approve an Agreement and Plan of Reorganization among AIM Investment
   Funds, acting on behalf of AIM Global Growth & Income Fund, AIM
   International Funds, Inc. acting on behalf of AIM Global Growth Fund
   and A I M Advisors, Inc.                                                    [ ]       [ ]        [ ]

2. IN THE DISCRETION OF SUCH PROXIES, UPON SUCH OTHER BUSINESS AS MAY
   PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.